Annual Shareholders ’ Meeting

April 29, 2004

Presented by:

G. William Ruhl, CEO Thomas E. Morell, CFO

Disclosure Regarding Forward-Looking Statements

This presentation contains forward-looking statements. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements regarding financial and other information. These statements are based upon the current beliefs and expectations of D&E’s management concerning the development of our business, are not guarantees of future performance and involve a number of risks, uncertainties, and other important factors that could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the risk that Conestoga’s business will not be successfully integrated into D&E; the effect of the convergence of voice, data, and video technologies on our historical competitive advantages; the increasingly competitive nature of the communications industry; the significant indebtedness of the company; and other key factors that we have indicated could adversely affect our business and financial performance contained in our past and future filings and reports, including those filed with the United States Securities and Exchange Commission. D&E undertakes no obligation to revise or update its forward-looking statements whether as a result of new information, future events, or otherwise.

Regulation G Disclosure

In this presentation, we use the operating measure Adjusted EBITDA. Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) operating measure under Regulation G promulgated by the Securities and Exchange Commission. We compute Adjusted EBITDA by adding depreciation and amortization expense to operating income. Each of these GAAP financial measures are line items in our income statement and thus Adjusted EBITDA can be reconciled to net income, the most comparable GAAP financial measure to Adjusted EBITDA. Net income is reconciled to Adjusted EBITDA for the periods for which Adjusted EBITDA is presented on the slide entitled “Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss).”

Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, other companies in our industry may calculate Adjusted EBITDA differently than we do. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

Agenda

Accomplishments in 2003

Strategic Focus

Regulatory Environment

Financial Report

Questions

Accomplishments in 2003

Successful merger integration

Paid down a portion of our debt

Initiated debt refinancing Listed on Russell 3000 Index

Sold assets of Conestoga Wireless and paging businesses

Stock price increased 74%

Strategic Focus

Improve quality of service

Increase growth and profitability of all business units

Capitalize on convergence of voice, video and data

Improve Quality of Service

Improving Quality of Service

Virus protection and spam blocking for Jazzd Internet service

Significant resource investments made to reduce service interruptions

Extended business office hours – evenings and Saturdays

Priority given to improvement of systems and procedures: billing, trouble reporting, disaster recovery, and customer database

Customer surveys – 98% “Good” or “Excellent”

NOC Call Volume Chart

Total Call Volumes, 3/01/03 Through 3/31/04 (excluding Saturdays & Sundays)

3/1/03—6/30/03

Average: 224

745

07/22/03

1044

08/18/03

1092

09/02/03

1181

09/19/03

847

09/15/03

7/1/03—12/31/03

Average: 428

1/1/04—3/31/04

Average: 352

Customer Comments

“When a customer has a problem, it is a pleasure to feel that your employee genuinely wants to help solve the problem…”

“Keep up the good work. You’re the best company I have ever dealt with.”

“Service representative was very friendly and helpful answering all my questions.”

“When promises were made, they were kept.”

D&E complimented on “the amount of follow-up and persistence in the staff to make sure everything was done correctly.”

D&E’s network engineer “delivers stellar service.”

“If making talented customer service coordinators…available to your customers is an indication of the service I can expect in the future, you can be sure I’ll recommend D&E to all of my business associates.”

D&E’s Branding Initiative

Delivering Excellence

To create a single identity in the marketplace

More than advertising – it defines experiences, creates expectations

Growth and Profitability

RLEC

Access Lines

147,466

25.8%

74.2%

145,310 (1)

26.5%

73.5%

142,799

26.1%

73.9%

Educate customers about the benefits of wireline

Offering quarterly promotions for 2nd lines

Deploy service bundles to retain customers

Rate rebalancing increased rates by an average of $1.50

Note: Pro forma access lines at 12/31/01 are presented for illustrative purposes only and assume that the May 24, 2002 acquisition of Conestoga Enterprises, Inc. had occurred as of each of these dates. (1) Includes one-time adjustment to conform counts of D&E and Conestoga subscribers

CLEC

Access Lines

22,139

12/31/01

29,072(1)

12/31/02

35,140

12/31/03

CLEC line growth vs. RLEC line loss

Increasing focus on facilities-based customers

Deployed new transparent LAN service for Lancaster General Hospital

Negotiated a long term agreement with T-Mobile

Introduced unlimited long distance plan

Negotiating with carriers to reduce long distance expenses

Note: Pro forma access lines at 12/31/01 are presented for illustrative purposes only and assume that the May 24, 2002 acquisition of Conestoga Enterprises, Inc. had occurred as of each of these dates. (1) Includes one-time adjustment to conform counts of D&E and Conestoga subscribers

ISP

Subscribers

10,161

2,209

447

12/31/01

12,652

5,615

651

12/31/02

12,859

7,303

814

12/31/03

Focus on increasing broadband penetration

Bundled DSL with custom calling features

Enhanced D&E Jazzd email system

Launched wireless home networking product

Systems Integration

Focus on VoIP/converged technology applications

Introduction of Managed Network Services

Continue expanding data footprint into new markets

Bring Access and Systems Integration sales teams together for “full solution, ROI” selling

Video

Subscribers

2,681

287

12/31/01

3,297

1,071

12/31/02

4,046

1,758

12/31/03

Added bulk cable/video customers in State College under long term contracts

Marketing Triple Play bundle to additional customers in State College

Deployed video over copper offering in Union County

Capitalize on Convergence

Video Trial

Launched the D&E 2003 ADSL Video Trial in Union County

D&E’s first RLEC Triple Play Bundle (Voice, Video, & High Speed Internet)

Launched the Bucknell University IP Video Trial in March of 2004

Telco Video Trial—Buffalo Valley Telephone Co.

Triple Play over copper launched in 2003

• Up to four streams of video

• Broadband Internet access

• Telephone service

122 video and 45 audio channels

More than 75% of customers take Triple Play

Potential revenue per customer >$100/month

ICP Sales

The application of converged technologies permits D&E to provide complete integrated communications solutions to customers

Customer Premises Local Area Network

• Packet

• Digital

• IP (VoIP)

• Copper Cable

• Coax Cable

• Fiber

Central Office

Telephone Network VoIP

Data Network

VoIP Sales

Voice System Sales 4Q 2003

33%

67%

Strategy to use expertise of combined Data and Voice workforce will make D&E a leader in converged technologies

Digital

IP

VoIP Project

An emerging opportunity

– Foundation for future networks

– Network is smarter and more adaptive

– Ability to expand services beyond voice – Internet, data, video, messaging

– Allows us to differentiate ourselves from the competition

Assigned resources to develop:

– Network plans

– Products and services

– Migration path

Regulatory challenges

– Potential changes to access revenue

– Uncertain direction from regulatory agencies

Regulatory Environment

Regulatory Challenges

Eight years since the Telecom Act of 1996 was enacted

Intense competition from wireless, cable and VoIP providers

FCC addressing inter-carrier compensation

The U. S. Telecom Association has embarked upon an advertising and grassroots campaign to inform consumers, legislators and regulators that telecom regulations have not kept up with the changes in our industry

Following are two recent ads…

When our telecom laws were written, MOBILE PHONES WEREN’T EXACTLY MOBILE

Financial Report

D&E Communications, Inc.

2003 Revenue, Adjusted EBITDA, Operating Income/(Loss) and Net Income/(Loss)

($            in millions)

173.1 Revenue

62.4 Adjusted EBITDA(1)

23.8 Operating Income/(Loss)

4.1 Net Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Includes $0.3 million of income from cumulative effect of change in accounting principle.

D&E Communications, Inc.

Quarterly Revenue, Adjusted EBITDA, Operating Income/(Loss) and Net Income/(Loss)

($            in millions)

45.2

13.5

4.1

-1.3

45.7

13.2

3.7

-1.3

42.1

14.8

5.2

0.7

43.3

16.0

6.5

0.8

43.0

14.9

5.3

0.1

44.7

16.7

6.8

2.5

Revenue

Adjusted EBITDA (1) Operating Income/(Loss) Net Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Includes $0.3 million of income from cumulative effect of change in accounting principle.

D&E Communications, Inc.—RLEC

Quarterly Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($            in millions)

28.2

14.9

7.1

28.1

14.7

6.9

28.0

15.7

7.8

28.2

16.6

8.8

28.6

16.2

8.2

28.5

16.8

8.9

Revenue

Adjusted EBITDA (1) (2)

Operating Income/(Loss)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for intercompany transactions

D&E Communications, Inc.—CLEC

Quarterly Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($            in millions)

7.9

0.0

-1.1

8.4

-0.2

-1.2

8.5

0.0

-1.0

8.9

0.1

-0.9

9.0

-0.1

-1.2

9.4

0.2

-0.8

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for intercompany transactions

D&E Communications, Inc.—ISP

Quarterly Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($            in millions)

1.4

0.1

0.0

1.6

0.1

0.0

1.6

0.2

0.0

1.7

0.2

0.0

1.7

0.0

-0.2

2.3

0.3

0.1

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for intercompany transactions

D&E Communications, Inc. –Systems Integration

Quarterly Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($            in millions)

6.2

-0.3

-0.7

5.9

-0.6

-1.1

5.2

-0.7

-1.2

6.2

-0.7

-1.2

5.5

-0.7

-1.1

6.5

-0.4

-0.9

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss)(2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for intercompany transactions

D&E Communications, Inc.

Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)

	Q3 2002	Q4 2002	Q1 2003	Q2 2003	Q3 2003	Q4 2003	YE 2003
RLEC Adjusted EBITDA	$14,850	$14,706	$15,690	$16,606	$16,205	$16,753	$65,254
CLEC Adjusted EBITDA	(29)	(183)	14	88	(146)	242	198
ISP Adjusted EBITDA	110	115	188	194	39	264	685
Systems Integration Adjusted EBITDA	(269)	(599)	(739)	(735)	(691)	(423)	(2,588)
Conestoga Wireless Adjusted EBITDA	(447)	(914)	(380)	0	(300)	0	(680)
Corp, Other & Elim Adjusted EBITDA	(754)	106	(19)	(110)	(164)	(183)	(476)
D&E Communications Adjusted EBITDA	13,461	13,231	14,754	16,043	14,943	16,653	62,393
Depreciation & amortization	(9,402)	(9,560)	(9,551)	(9,576)	(9,645)	(9,854)	(38,626)
Equity in net losses of affiliates	(914)	(1,338)	(678)	(682)	(513)	(664)	(2,537)
Interest expense	(4,383)	(4,756)	(4,595)	(4,602)	(4,492)	(4,385)	(18,074)
Gain on investments	0	0	0	0	0	790	790
Other income/(expense), net	91	130	856	72	(6)	1,042	1,964
Income taxes	99	1,050	(315)	(428)	(116)	(1,109)	(1,968)
Dividend on utility preferred stock	(16)	(16)	(16)	(17)	(16)	(16)	(65)
Loss on disposal of discontinued D&E Wireless Segment, net of operating losses during phase-out period and net of income taxes of $138	(280)	0	0	0	0	0	0
Income/(loss) from operations of discontinued paging business, net of income tax benefit of $7, $3, $1 and $24	11	(9)	(7)	(46)	0	0	(53)
Cumulative effect of change in accounting principle, net of income taxes of $177	0	0	260	0	0	0	260
Net income/(loss)	($1,333)	($1,268)	$708	$764	$155	$2,457	$4,084

35

Delivering Excellence

Corporate Governance

Audit Committee

Compensation Committee

Code of Conduct amended

Internal Controls

Debt Refinancing

Interest rate lowered by approximately 1% on $200 million of long term debt Scheduled principal repayments were revised Financial covenants were eased slightly Costs incurred were approximately $2 million Write off of approximately $6.1 million of unamortized debt issuance expenses from the old financing agreement will be recorded in first quarter 2004 Ability to pay dividends increased from $8.75 million annually to $10 million annually

Long-Term Debt

Scheduled Principal Repayments

5/24/02 Credit Facility 3/5/04 Credit Facility

Our Mission

D&E Communications is dedicated to being our region’s leading integrated communications provider (ICP) by:

Recruiting and developing high-quality employees Building loyal customer relationships Providing the latest, proven technology Offering genuine customer care Working safely, with high ethical standards Maintaining fiscal responsibility Participating actively in our communities Taking pride in our heritage while embracing change